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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Earliest Event Reported
                                December 14, 2000


                               DELUXE CORPORATION
             (Exact name of registrant as specified in its charter)



                                    MINNESOTA
         (State or other jurisdiction of incorporation of organization)


                 1-7945                                41-0216800
        (Commission File Number)          (IRS Employer Identification Number)


       3680 Victoria Street, North
           St. Paul, Minnesota                         55126-2966
(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (651) 483-7111
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Item 5.  OTHER EVENTS

On or about December 14, 2000, Deluxe issued an Information Statement about its spin-off of eFunds Corporation. The Information Statement contains a description of the terms of the spin-off, certain tax consequences of the spin-off, the business of eFunds and eFunds' common stock, and is attached as Exhibit 99 to this Form 8-K.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit 99  Information Statement dated December 14, 2000



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           DELUXE CORPORATION
                                           Registrant


Date: December 18, 2000                    By /s/ Anthony C. Scarfone
                                              ---------------------------------
                                               Name: Anthony C. Scarfone
                                              Title: Senior Vice President and
                                                     General Counsel
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                                  Exhibit Index

Exhibit Number    Exhibit
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99                Information Statement dated December 14, 2000